UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 17, 2018

CB FINANCIAL SERVICES, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	001-36706	51-0534721
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 N. Market Street, Carmichaels, Pennsylvania 15320

(Address of principal executive offices, including zip code)

(724) 966-5041

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 17, 2018, Barron P. McCune, Jr. notified CB Financial Services, Inc. (the “Company”) and its wholly-owned subsidiary, Community Bank (the “Bank”), in writing of his decision to retire as the Company’s and the Bank’s Chief Executive Officer effective June 20, 2018, the scheduled date of the Company’s 2018 Annual Meeting of Stockholders. The Company and the Bank intend to appoint Patrick G. O’Brien to serve as the Company’s and the Bank’s Chief Executive Officer contemporaneous with Mr. McCune’s retirement. As previously reported, Mr. O’Brien serves as President of the Company and the Bank, succeeding Mr. McCune in that office.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CB FINANCIAL SERVICES, INC.

Date: January 18, 2018	By:	/s/ Kevin D. Lemley
Kevin D. Lemley
Executive Vice President and Chief Financial Officer